UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 16, 2007

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32195	33-1073076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated herein by reference.

Item 8.01 Other Events.

Genworth Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain historical business segment information to reflect its reorganized segment reporting structure and to reflect the effects of classification of the group life and health insurance business as discontinued operations. On January 9, 2007, the Company announced the reorganization of its businesses into three new operating segments: Retirement and Protection, International and U.S. Mortgage Insurance. On January 10, 2007, the Company entered into a Stock Purchase Agreement, whereby we have agreed to sell our group life and health insurance business for $650 million in cash.

In Exhibit 99.1 filed with this Form 8-K, the Company has updated the following items contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 to reflect the reorganized segment reporting structure and to reflect the effects of classification of the group life and health insurance business as discontinued operations:

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From the Annual Report on Form 10-K, Item 1., “Business,” Item 1A., “Risk Factors,” Item 6., “Selected Financial Data,” Item 7., “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 7A., “Quantitative and Qualitative Disclosures About Market Risk,” Item 8., “Financial Statements and Supplementary Data,” and revised Schedules I and III from Item 15., “Exhibits and Financial Statement Schedules,” revised to reflect the Company’s reorganized segment reporting and the effects of the classification of the group life and health insurance business as discontinued operations.

All updates to the Annual Report on Form 10-K relate solely to the presentation of segment specific disclosures and the effects of the classification of the group life and health insurance business as discontinued operations and have no effect on the Company’s previously reported results of operations, financial condition or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after the date of that report. The information in this Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (except for the items updated herein).

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Form 8-K:

Exhibit Number	Description of Exhibit
12.1	Computation of Ratio of Income to Fixed Charges.

23.1	Consent of KPMG LLP.

99.1	From Genworth Financial, Inc. Annual Report on Form 10-K for the year ended December 31, 2006: Item 1., “Business,” Item 1A., “Risk Factors,” Item 6., “Selected Financial Data,” Item 7., “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 7A., “Quantitative and Qualitative Disclosures About Market Risk,” Item 8., “Financial Statements and Supplementary Data,” and revised Schedules I and III from Item 15., “Exhibits and Financial Statement Schedules,” revised to reflect the Company’s reorganized segment reporting and the effects of the classification of the group life and health insurance business as discontinued operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2007

GENWORTH FINANCIAL, INC.

By:	/s/ SCOTT R. LINDQUIST
Scott R. Lindquist
Vice President and Controller (Principal Accounting Officer)

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